SUPPLEMENT TO THE
INSTITUTIONAL CLASS AND CLASS R6 PROSPECTUSES
OF
WELLS FARGO ALTERNATIVE FUNDS
WELLS FARGO FIXED INCOME FUNDS
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
WELLS FARGO MULTI-ASSET FUNDS
WELLS FARGO MUNICIPAL FIXED INCOME FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO TARGET DATE RETIREMENT FUNDS
WELLS FARGO U.S. EQUITY FUNDS
(each a “Fund”, together the “Funds”)

Effective on or around March 31, 2019, sections entitled “Share Class Eligibility” and “Share Class Features” are amended to add the following information:

I. Share Class Eligibility The following bullet point is added to the end of the section:

■	Investors purchasing shares through an intermediary, acting solely as a broker on behalf of its customers, that holds such shares in an omnibus account and charges investors a transaction based commission outside of the Fund. In order to offer Fund shares, an intermediary must have an agreement with the Fund’s distributor authorizing the use of the share class within this type of platform.

II. Share Class Features The introductory paragraph will be deleted and replaced with the following:

The table below summarizes the key features of the share class offered through this Prospectus. Please note that if you purchase shares through an intermediary that acts as a broker on your behalf, you may be required to pay a commission to your intermediary in an amount determined and separately disclosed to you by the intermediary. Consult your financial professional for further details.

December 21, 2018	IFIT128/P1004SP